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EXHIBIT 23.01

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 33-84726, 33-84728, and 333-25981 on Form S-8 and Registration Statement No. 333-86010 on Form S-3 of Paul-Son Gaming Corporation and Subsidiaries of our report dated July 8, 2002 appearing in the Annual Report on Form 10-K of Paul-Son Gaming Corporation and Subsidiaries for the fiscal year ended May 31, 2002.

DELOITTE & TOUCHE LLP

Las Vegas, Nevada
July 8, 2002

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  EXHIBIT 23.01
INDEPENDENT AUDITORS' CONSENT